UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 6, 2013
WATERSTONE FINANCIAL, INC.
(Exact name of Registrant as specified in its charter)

Maryland (State or Other Jurisdiction of Incorporation)	333-189160 (Commission File Number)	Applied For (I.R.S. Employer Identification No.)

11200 W. Plank Ct, Wauwatosa, Wisconsin 53226
(Address of principal executive offices)

(414) 761-1000
Registrant's telephone number, including area code

Not Applicable
(Former Name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01                          Entry Into a Material Definitive Agreement
On November 6, 2013,Waterstone Financial, Inc., a Maryland corporation (the "Company"), Waterstone Financial, Inc., a federal corporation ("Waterstone-Federal"), Lamplighter Financial, MHC (the "MHC") and WaterStone Bank SSB entered into an Agency Agreement with Sandler O'Neill & Partners, L.P. ("Sandler O'Neill"), who will assist in the marketing of the Company's common stock during its stock offering.
For its services in the subscription and community offerings, Sandler O'Neill will receive a fee of 1.0% of the aggregate purchase price of all shares of common stock sold by the Company in the subscription and community offerings. No fee will be payable to Sandler O'Neill with respect to shares purchased by officers, directors, employees or their immediate families and shares purchased by our tax-qualified and non-qualified employee benefit plans, and no sales fee will be payable with respect to shares being exchanged by stockholders of Waterstone-Federal for shares of the Company in connection with the MHC's mutual-to-stock conversion.
In the event a syndicated or firm commitment underwritten offering is conducted, the Company will pay fees of 5.0% of the aggregate purchase price of all shares of common stock sold in the syndicated or firm commitment underwritten offering to Sandler O'Neill, who will serve as sole book-running manager, and Robert W. Baird & Co. Incorporated, who will serve as co-manager, and any other broker-dealers included in the syndicated or firm commitment underwritten offering.
The shares of common stock are being offered pursuant to a Registration Statement on Form S-1 (Registration No. 333-189160) filed by the Company under the Securities Act of 1933, as amended, and a related prospectus dated November 6, 2013.
The foregoing description of the terms of the Agency Agreement is qualified in its entirety by references to the Agency Agreement, which is filed as Exhibit 1.1 hereto and incorporated by reference herein.
Item 9.01                          Financial Statements and Exhibits
(d)            Exhibits
Exhibit                          Description
1.1	Agency Agreement dated November 6, 2013, by and among the Company, Waterstone-Federal, the MHC and WaterStone Bank SSB and Sandler O'Neill (exhibits omitted)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Waterstone Financial, Inc.

Date:  November 12, 2013                                                                                                                    /s/ Richard C. Larson
Name:  Richard C. Larson
Title:  Chief Financial Officer

EXHIBIT INDEX

Exhibit                          Description
1.1	Agency Agreement dated November 6, 2013, by and among the Company, Waterstone-Federal, the MHC and WaterStone Bank SSB and Sandler O'Neill (exhibits omitted)